Exhibit 99.1

TurnOnGreen, Inc. Granted Approval of Public Listing Name and Ticker Symbol Change to TOGI

Milpitas, Calif., May 21, 2024 – (Business Wire) -- TurnOnGreen, Inc. (“TurnOnGreen” or the “Company”), an electric vehicle (“EV”) charging energy technology and custom power supply company that offers engineering and design solutions for e-mobility infrastructure and high-grade, scalable custom power solutions for the defense, telecommunication, medical, and industrial sectors, announced today that the Financial Industry Regulatory Authority approved the change of its public listing name from “Imperalis Holding Corp.” to “TurnOnGreen, Inc.” and the change of its stock ticker symbol from “IMHC” to “TOGI”, effective May 21, 2024. Additionally, the Company’s outstanding warrants stock ticker will be changed from “IMCW” to “TOGIW.” The changes reflect the Company's strategy to align its branding more closely with its business operations.

Chief Executive Officer and Chairman of TurnOnGreen, Amos Kohn, stated, “We are excited to announce the official change of our corporate name and stock ticker symbol, which marks a significant milestone in our Company’s evolution and for our shareholders. This rebranding of our public listing name aligns with our commitment to advancing e-mobility infrastructure and reinforces our dedication to providing cutting-edge power solutions across multiple critical sectors. Our new public trading identity as TurnOnGreen, Inc. better represents our vision and strategic focus as we continue to innovate and expand our footprint in the green-energy technology marketplace. We look forward to delivering long-term value to our shareholders and supporting the growing demand for sustainable energy solutions in North America and beyond.”

President of TurnOnGreen, Marcus Charuvastra, added, “We are committed to driving growth and creating a dependable, sustainable, and profitable EV charging network across North America that will increase the adoption of e-mobility and have a long-lasting positive impact on our industry and planet”.

For more information on TurnOnGreen’s product line, please visit www.TurnOnGreen.com.

About TurnOnGreen:

TurnOnGreen, Inc. (OTC: TOGI) designs and manufactures innovative, feature-rich, and top-quality power products for mission-critical applications, lifesaving and sustaining applications spanning multiple sectors in the harshest environments. The diverse markets we serve include defense and aerospace, medical and healthcare, industrial, telecommunications and e-Mobility. TurnOnGreen brings decades of experience to every project, working with our clients to develop leading-edge products to meet a wide range of needs. TurnOnGreen headquarters are located at Milpitas, CA; www.TurnOnGreen.com

Forward-Looking Statements:

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors. More information, including potential risk factors, that could affect the Company’s business and financial results are included in the Company’s filings with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s Forms 10-K, 10-Q and 8-K. All filings are available at www.sec.gov and on the Company’s website at www.TurnOnGreen.com

TurnOnGreen Investor Contact:

IR@TurnOnGreen.com or (877) 634-0982